Exhibit 10.46

                                                       Policy Number:
                                                       483-54-02

                                                       Renewal of:
                                                       445-40-00

                        American International Companies

          Directors, Officers and Corporate Liability Insurance Policy

___ AIU Insurance Company
___ American International South Insurance Company
___ Birmingham Fire Insurance Company of Penns.
___ Granite State Insurance Company
___ Illinois National Insurance Company
_X_ National Union Fire Insurance Company of Pitts., PA
___ National Union Fire Insurance Company of Louisiana
___ New Hampshire Insurance Company

--------------------------------------------------------------------------------
                (each of the above being a capital stock company)

     NOTICE: EXCEPT TO SUCH EXTENT AS MAY OTHERWISE BE PROVIDED HEREIN, THE COVERAGE OF THIS POLICY IS GENERALLY LIMITED TO LIABILITY FOR ONLY THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD AND REPORTED IN WRITING TO THE INSURER PURSUANT TO THE TERMS HEREIN. PLEASE READ THE POLICY CAREFULLY AND DISCUSS THE COVERAGE THEREUNDER WITH YOUR INSURANCE AGENT OR BROKER. NOTICE: THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.

     NOTICE: THE INSURER DOES NOT ASSUME ANY DUTY TO DEFEND; HOWEVER, THE INSURER MUST ADVANCE DEFENSE COSTS PAYMENTS PURSUANT TO THE TERMS HEREIN PRIOR TO THE FINAL DISPOSITION OF A CLAIM.

                                  DECLARATIONS

ITEM 1.   NAMED CORPORATION:   NORTH AMERICAN MORTGAGE COMPANY

MAILING ADDRESS:               3883 AIRWAY DRIVE
                               SANTA ROSA, CA 95403

STATE OF INCORPORATION OF THE NAMED CORPORATION:
                               California

ITEM 2. SUBSIDIARY COVERAGE: any past, present or future Subsidiary of the Named Corporation

ITEM 3. POLICY PERIOD: From: July 08, 1996 To: July 08, 1997 (12:01 A.M. standard time at the address stated in Item 1.)

ITEM 4. LIMIT OF LIABILITY: $10,000,000 aggregate for Coverages A and B combined (including Defense Costs)

ITEM 5. RETENTION:

        SECURITIES CLAIMS:

        Judgments & Settlements (all coverages)   None

        Defense Costs (non-indemnifiable Loss)    None

        Defense Costs (Coverage B(i) and          $   250,000
        Indemnifiable Loss)                        for Loss arising from Claims
                                                   alleging the same Wrongful
                                                   Act or related Wrongful Acts
                                                   (waivable) under Clause 6 in
                                                   certain circumstances)

        OTHER CLAIMS:

        Judgments, Settlements and Defense
        Costs (non-indemnifiable Loss)            None

        Judgments, Settlements and Defense
        Costs (Indemnifiable Loss)                $  250,000
                                                   for Loss arising from Claims
                                                   alleging the same Wrongful
                                                   Act or related Wrongful Acts

ITEM 6. CONTINUITY DATES:

        A.   Coverages A and B(ii):                  July 08,1992

        B.   Coverage B(i):                          July 08, 1996

        C.   Coverages A and B:
             Outside Entity Coverage (Per Outside Entity)
                          See Endorsement #62790

ITEM 7. PREMIUM:                                  $  385,000


ITEM 8. NAME AND ADDRESS OF INSURER ("Insurer"):

        (This policy is issued only by the insurance company indicated below.)

        National Union Fire Insurance Company of Pittsburgh, Pa
        70 Pine Street
        New York, NY 10270

     IN WITNESS WHEREOF,  the Insurer has caused this policy to be signed on the
Declarations  Page  by  its  President,   a  Secretary  and  a  duly  authorized
representative of the Insurer.


      /s/ Elizabeth M. Tuck                            /s/ Kristian Moor
      ---------------------                            -----------------
            SECRETARY                                     PRESIDENT


                             -----------------------------
                               AUTHORIZED REPRESENTATIVE

        ------------------------                  ------------------------
         COUNTERSIGNATURE DATE                        COUNTERSIGNED AT



Marsh & McLennan of S.F.
Three Embarcadero Center
P.O. Box 193880
San Francisco, CA  94119


                        American International Companies

          DIRECTORS, OFFICERS AND CORPORATE LIABILITY INSURANCE POLICY

     In consideration of the payment of the premium, and in reliance upon the statements made to the Insurer by application forming a part hereof and its attachments and the material incorporated therein, the insurance company designated in Item 8 of the Declarations, herein called the "Insurer", agrees as follows:

1.    INSURING AGREEMENTS

      COVERAGE A: DIRECTORS AND OFFICERS INSURANCE

     This policy shall pay the Loss of each and every Director or Officer of the Company arising from a Claim first made against the Directors or Officers during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act in their respective capacities as Directors or Officers of the Company, except when and to the extent that the Company has indemnified the Directors or Officers. The Insurer shall, in accordance with and subject to Clause 8, advance Defense Costs of such Claim prior to its final disposition.

      COVERAGE B: CORPORATE LIABILITY INSURANCE

      This policy shall pay the Loss of the Company arising from a:

                  (i)    Securities Claim first made against the Company, or

                  (ii)   Claim first made against the Directors or Officers,

     during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act, but, in the case of (ii) above, only when and to the extent that the Company has indemnified the Directors or Officers for such Loss pursuant to law, common or statutory, or contract, or the Charter or By-laws of the Company duly effective under such law which determines and defines such rights of indemnity. The Insurer shall, in accordance with and subject to Clause 8, advance Defense Costs of such Claim prior to its final disposition.

2.   DEFINITIONS

      (a)  "Claim" means:

          (1) a written demand for monetary or non-monetary relief; or
          (2) a civil, criminal, or administrative proceeding for monetary or non-monetary relief which is commenced by:

              (i)   service of a complaint or similar pleading; or
              (ii) return of an indictment (in the case of a criminal proceeding); or
              (iii) receipt or filing of a notice of charges.

     The term "Claim" shall include a Securities Claim; provided, however, that with respect to Coverage B(i) only, Claim or Securities Claim shall not mean a criminal or administrative proceeding against the Company.

     (b) "Company" means the Named Corporation designated in Item 1 of the Declarations and any Subsidiary thereof.

     (c) "Continuity Date" means the date set forth in:

          (1) Item 6A of the Declarations with respect to Coverages A and B
(ii); or
          (2) Item 6B of the Declarations with respect to Coverage B(i); or

          (3) Item 6C of the Declarations with respect to Coverages A and B for a Claim against an Insured arising out of such Insured serving as a director, officer, trustee or governor of an Outside Entity.

     (d) "Defense Costs" means reasonable and necessary fees, costs and expenses consented to by the Insurer (including premiums for any appeal bond, attachment bond or similar bond, but without any obligation to apply for or furnish any such bond) resulting solely from the investigation, adjustment, defense and appeal of a Claim against the Insureds, but excluding salaries of Officers or employees of the Company.

     (e) "Director(s) or Officer(s)" or "Insured(s)" means:

         (1) with respect to Coverages A and B (ii), any past, present or future duly elected or appointed directors or officers of the Company. In the event the Named Corporation or a Subsidiary thereof operates outside the United States, then the terms "Director(s) or Officer(s)" or "Insured(s)" also mean those titles, positions or capacities in such foreign Named Corporation or Subsidiary which is equivalent to the position of Director(s) or Officer(s) in a corporation incorporated within the United States. Coverage will automatically apply to all new Directors and Officers after the inception date of this policy;

         (2) with respect to Coverage B(i) only, the Company.

     (f) "Listed Event" means any of the following events:

         (1) any event for which the Company has reported or is required to report on Form 8-K filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934; or

         (2) any restatement or correction of a Company financial statement contained in any document filed with the Securities and Exchange Commission; or

         (3) any statement or disclosure made by or on the behalf of the Company relating to a prior forecast, estimate or projection of the Company's earnings or sales made by or on behalf of the Company, which statement or disclosure represents a greater than 15% change from such prior forecast, estimate or projection.

     (g) "Loss" means damages, judgments, settlements and Defense Costs; however, Loss shall not include civil or criminal fines or penalties imposed by law, punitive or exemplary damages, the multiplied portion of multiplied damages, taxes, any amount for which the Insureds are not financially liable or which are without legal recourse to the Insureds, or matters which may be deemed uninsurable under the law pursuant to which this policy shall be construed.

     Further, with respect to Coverage B only, Loss shall not include damages, judgments or settlements arising out of a Claim alleging that the Company paid an inadequate or unfair price or consideration for the purchase of its own securities or the securities of a Subsidiary.

     Notwithstanding the foregoing, with respect to Coverage B(i) only and subject to the other terms, conditions and exclusions of the policy, Loss shall include punitive damages (if insurable by law) imposed upon the Company.

     (h) "No Liability" means with respect to a Securities Claim made against the Insured(s): (1) a final judgment of no liability obtained prior to trial, in favor of all Insureds, by reason of a motion to dismiss or a motion for summary judgment, after the exhaustion of all appeals; or (2) a final judgment of no liability obtained after trial, in favor of all Insureds, after exhaustion of all appeals. In no event shall the term "No Liability" apply to a Securities Claim made against an Insured for which a settlement has occurred.

     (i) "Outside Entity" means:

         (1) a not-for-profit organization under section 501(c)(3) of the Internal Revenue Code of 1986 (as amended); or

         (2)  any  other  corporation,   partnership,  joint  venture  or  other
organization listed by endorsement to this policy.

     (j) "Policy Period" means the period of time from the inception date shown in Item 3 of the Declarations to the earlier of the expiration date shown in
Item 3 of the Declarations or the effective date of cancellation of this policy; however, to the extent that coverage under this policy replaces coverage in other policies terminating at noon standard time on the inception date of such coverage hereunder, then such coverage as is provided by this policy shall not become effective until such other coverage has terminated.

     (k) "Securities Claim" means a Claim made against an Insured which alleges a violation of the Securities Act of 1933 or the Securities Exchange Act of 1934, rules or regulations promulgated thereunder, the securities laws of any state, or any foreign jurisdiction, and which alleges a Wrongful Act in connection with the claimant's purchase or sale of, or the offer to purchase or sell to the claimant, any securities of the Company, whether on the open market or arising from a public or private offering of securities by the Company.

     (l) "Subsidiary" means:

         (1) any corporation of which the Named Corporation owns on or before the inception of the Policy Period more than 50% of the issued and outstanding voting stock either directly, or indirectly through one or more of its Subsidiaries;

         (2) automatically any corporation whose assets total less than 10% of the total consolidated assets of the Company as of the inception date of this policy, which corporation becomes a Subsidiary during the Policy Period. The Named Corporation shall provide the Insurer with full particulars of the new Subsidiary before the end of the Policy Period;

         (3) any corporation which becomes a Subsidiary during the Policy Period (other than a corporation described in paragraph (2) above) but only upon the condition that within 90 days of its becoming a Subsidiary the Named Corporation shall have provided the Insurer with full particulars of the new Subsidiary and agreed to any additional premium and/or amendment of the provisions of this policy required by the Insurer relating to such new Subsidiary. Further, coverage as shall be afforded to the new Subsidiary is conditioned upon the Named Corporation paying when due any additional premium required by the Insurer relating to such new Subsidiary.

         A corporation becomes a Subsidiary when the Named Corporation owns more than 50% of the issued and outstanding voting stock, either directly, or indirectly through one or more of its Subsidiaries. A corporation ceases to be a Subsidiary when the Named Corporation ceases to own more than 50% of the issued and outstanding voting stock either directly, or indirectly through one or more of its Subsidiaries.

         In all events, coverage as is afforded under this policy with respect to any Claim made against a Subsidiary or any Director or Officer thereof shall only apply for Wrongful Acts committed or allegedly committed after the effective time that such Subsidiary became a Subsidiary and prior to the time that such Subsidiary ceased to be a Subsidiary.

     (m) "Wrongful Act" means:

         (1) with respect to individual Directors or Officers, any breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Directors or Officers of the Company in their respective capacities as such, or any matter claimed against them solely by reason of their status as Directors or Officers of the Company, or any matter claimed against them arising out of their serving as a director, officer, trustee or governor of an Outside Entity in such capacities, but only if such service is at the specific written request or direction of the Company,

         (2) with respect to the Company, any breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Company, but solely as respects a Securities Claim.

3.   EXTENSIONS

     Subject otherwise to the terms hereof, this policy shall cover Loss arising from any Claims made against the estates, heirs, or legal representatives of deceased Directors or Officers, and the legal representatives of Directors or Officers in the event of incompetency, insolvency or bankruptcy, who were Directors or Officers at the time the Wrongful Acts upon which such Claims are based were committed.

     Subject otherwise to the terms hereof, this policy shall cover Loss arising from all Claims made against the lawful spouse (whether such status is derived by reason of statutory law, common law or otherwise of any applicable jurisdiction in the world) of an individual Director or Officer for all Claims arising solely out of his or her status as the spouse of an individual Director or Officer, including a Claim that seeks damages recoverable from marital community property, property jointly held by the individual Director or Officer and the spouse, or property transferred from the individual Director or Officer to the spouse; provided, however, that this extension shall not afford coverage for any Claim for any actual or alleged Wrongful Act of the spouse, but shall apply only to Claims arising out of any actual or alleged Wrongful Acts of an individual Director or Officer, subject to the policy's terms, conditions and exclusions.

4.   EXCLUSIONS

     The Insurer shall not be liable to make any payment for Loss in connection with a Claim made against an Insured:

         (a) arising out of, based upon or attributable to the gaining in fact of any profit or advantage to which an Insured was not legally entitled;

         (b) arising out of, based upon or attributable to: (1) profits in fact made from the purchase or sale by an Insured of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law; or (2) payments to an Insured of any remuneration without the previous approval of the stockholders of the Company, which payment without such previous approval shall be held to have been illegal;

         (c) arising out of, based upon or attributable to the committing in fact of any criminal or deliberate fraudulent act;

         [The Wrongful Act of a Director or Officer shall not be imputed to any other Director or Officer for the purpose of determining the applicability of the foregoing exclusions 4(a) through 4(c)]

         (d) alleging, arising out of, based upon or attributable to the facts alleged, or to the same or related Wrongful Acts alleged or contained, in any claim which has been reported, or in any circumstances of which notice has been given, under any policy of which this policy is a renewal or replacement or which it may succeed in time;

         (e) alleging, arising out of, based upon or attributable to any pending or prior litigation as of the Continuity Date, or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation;

         (f) alleging, arising out of, based upon or attributable to a Listed Event that occurs no later than 90 days subsequent to the Continuity Date; provided, however, that this exclusion shall only apply with respect to coverage which would have otherwise been afforded under Coverage B(i) of the policy;

         (g) with respect to serving as a director, officer, trustee or governor of an Outside Entity, for any Wrongful Act occurring prior to the Continuity Date if the Insured knew or could have reasonably foreseen that such Wrongful Act could lead to a Claim under this policy;

         (h) alleging, arising out of, based upon or attributable to any actual or alleged act or omission of the Directors or Officers serving in their capacities as directors, officers, trustees or governors of any other entity other than the Company or an Outside Entity, or by reason of their status as directors, officers, trustees or governors of such other entity;

         (i) which is brought by any Insured or by the Company; or which is brought by any security holder of the Company, whether directly or derivatively, unless such security holder's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, any Insured or the Company; provided, however, this exclusion shall not apply to a wrongful termination of employment Claim brought by a former employee other than a former employee who is or was a Director of the Company.

         (j) for any Wrongful Act arising out of the Insured serving as a director, officer, trustee or governor of an Outside Entity if such Claim is brought by the Outside Entity or by any director, officer, trustee or governor thereof; or which is brought by any security holder of the Outside Entity, whether directly or derivatively, unless such security holder's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, the Outside Entity, any director, officer, trustee, or governor thereof, any Insured or the Company.

         (k) for bodily injury, sickness, disease, death or emotional distress of any person, or damage to or destruction of any tangible property, including the loss of use thereof, or for injury from libel or slander or defamation or disparagement, or for injury from a violation of a person's right of privacy;

         (1) alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly:

             (1) the actual, alleged or threatened discharge, dispersal, release or escape of pollutants; or

             (2) any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants,

             including, but not limited to, a Claim alleging damage to the Company or its securities holders. Pollutants include (but are not limited to) any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes (but is not limited to) materials to be recycled, reconditioned or reclaimed;

         (m) for violation(s) of any of the responsibilities, obligations or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974, or amendments thereto or any similar provisions of state statutory law or common law.

5.   LIMIT OF LIABILITY - (FOR ALL LOSS - INCLUDING DEFENSE COSTS)

     The Limit of Liability stated in Item 4 of the Declarations is the limit of the Insurer's liability for all Loss, under Coverage A and Coverage B combined, arising out of all Claims first made against the Insureds during the Policy Period and the Discovery Period (if applicable); however, the Limit of Liability for the Discovery Period shall be part of, and not in addition to, the Limit of Liability for the Policy Period. Further, any Claim which is made subsequent to the Policy Period or Discovery Period (if applicable) which pursuant to Clause 7(b) or 7(c) is considered made during the Policy Period or Discovery Period shall also be subject to the one aggregate Limit of Liability stated in Item 4 of the Declarations.

     Defense Costs are not payable by the Insurer in addition to the Limit of Liability. Defense Costs are part of Loss and as such are subject to the Limit of Liability for Loss.

6.   RETENTION CLAUSE

     The Insurer shall only be liable for the amount of Loss arising from a Claim which is in excess of the Retention amount stated in Item 5 of the Declarations, such Retention amount to be borne by the Company and/or the Insureds and shall remain uninsured, with regard to all Loss under: (i) Coverage A or B(ii) for which the Company has indemnified or is permitted or required to indemnify the Director(s) or Officer(s) ("Indemnifiable Loss"); or (ii) Coverage B(i). A single Retention amount shall apply to Loss arising from all Claims alleging the same Wrongful Act or related Wrongful Acts.

     Notwithstanding the foregoing, solely with respect to a Securities Claim under this policy, the Retention shall only apply to Defense Costs; provided, however, no Retention shall apply for a Securities Claim even as respects Defense Costs in the event of a determination of No Liability of all Insureds, and the Insurer shall thereupon reimburse such Defense Costs paid by the Insured.

7.   NOTICE/CLAIM REPORTING PROVISIONS

     Notice hereunder shall be given in writing to the Insurer named in Item 8 of the Declarations at the address indicated in Item 8 of the Declarations. If mailed, the date of mailing shall constitute the date that such notice was given and proof of mailing shall be sufficient proof of notice.

         (a) The Company or the Insureds shall, as a condition precedent to the obligations of the Insurer under this policy, give written notice to the Insurer of any Claim made against an Insured as soon as practicable and either:

             (1) any time during the Policy Period or during the Discovery Period (if applicable); or

             (2) within 30 days after the end of the Policy Period or the Discovery Period (if applicable), as long as such Claim is reported no later than 30 days after the date such Claim was first made against an Insured.

         (b) If written notice of a Claim has been given to the Insurer pursuant to Clause 7(a) above, then any Claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to the facts alleged in the Claim for which such notice has been given, or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged in the Claim of which such notice has been given, shall be considered made at the time such notice was given.

         (c) If during the Policy Period or during the Discovery Period (if applicable) the Company or the Insureds shall become aware of any circumstances which may reasonably be expected to give rise to a Claim being made against the Insureds and shall give written notice to the Insurer of the circumstances and the reasons for anticipating such a Claim, with full particulars as to dates, persons, and entities involved, then any Claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to such circumstances or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged or contained in such circumstances, shall be considered made at the time such notice of such circumstances was given.

8.   DEFENSE COSTS, SETTLEMENTS, JUDGMENTS (INCLUDING THE
     ADVANCEMENT OF DEFENSE COSTS)

     Under both Coverage A and Coverage B of this policy, except as hereinafter stated, the Insurer shall advance, at the written request of the Insured, Defense Costs prior to the final disposition of a Claim. Such advanced payments by the Insurer shall be repaid to the Insurer by the Insureds or the Company severally according to their respective interests, in the event and to the extent that the Insureds or the Company shall not be entitled under the terms and conditions of this policy to payment of such Loss.

     The Insurer does not, however, under this policy, assume any duty to defend. The Insureds shall defend and contest any Claim made against them. The Insureds shall not admit or assume any liability, enter into any settlement agreement, stipulate to any judgment, or incur any Defense Costs without the prior written consent of the Insurer. Only those settlements, stipulated judgments and Defense Costs which have been consented to by the Insurer shall be recoverable as Loss under the terms of this policy. The Insurer's consent shall not be unreasonably withheld, provided that the Insurer shall be entitled to effectively associate in the defense and the negotiation of any settlement of any Claim.

     The Insurer shall have the right to effectively associate with the Company and the Insureds in the defense of any Claim that appears reasonably likely to involve the Insurer, including but not limited to negotiating a settlement. The Company and the Insureds shall give the Insurer full cooperation and such information as it may reasonably require.

     The Insurer may make any settlement of any Claim it deems expedient with respect to any Insured subject to such Insured's written consent. If any Insured withholds consent to such settlement, the Insurer's liability for all Loss on account of such Claim shall not exceed the amount for which the Insurer could have settled such Claim plus Defense Costs incurred as of the date such settlement was proposed in writing by the Insurer.

     The Company is not covered in any respect under Coverage A; the Company is covered, subject to the policy's terms and conditions, only with respect to its indemnification of its Directors or Officers under Coverage B(ii) as respects a Claim against such Directors and Officers, and subject to the policy's terms and conditions, under Coverage B(i) for a Securities Claim made against the Company. Accordingly, the Insurer has no obligation under this policy for Defense Costs incurred by, judgments against or settlements by the Company arising out of a Claim made against the Company other than a covered Securities Claim, or any obligation to pay Loss arising out of any legal liability that the Company has to the claimant except as respects a covered Securities Claim against the Company.

     With respect to (i) Defense Costs jointly incurred by, (11) any joint settlement made by, and/or (iii) any adjudicated judgment of joint and several liability against the Company and any Director or Officer, in connection with any Claim other than a Securities Claim, the Company and the Director(s) or Officer(s) and the Insurer agree to use their best efforts to determine a fair and proper allocation of the amounts as between the Company and the Director(s) or Officers(s) and the Insurer, taking into account the relative legal and financial exposures of and the relative benefits obtained by the Directors and Officers and the Company. In the event that a determination as to the amount of Defense Costs to be advanced under the policy cannot be agreed to, then the Insurer shall advance such Defense Costs which the Insurer states to be fair and proper until a different amount shall be agreed upon or determined pursuant to the provisions of this policy and applicable law.

9.   PRE-AUTHORIZED SECURITIES DEFENSE ATTORNEYS

     Only with respect to a Securities Claim:

     Affixed as Appendix A hereto and made a part of this policy is a list of Panel Counsel law firms ("Panel Counsel Firms"). The list provides the Insured a choice of law firms from which a selection of legal counsel shall be made to conduct the defense of any Securities Claim made against them.

     The Insureds shall select a Panel Counsel Firm to defend a Securities Claim made against the Insureds in the jurisdiction in which the Securities Claim is brought. In the event a Securities Claim is brought in a jurisdiction not included on the list, the Insureds shall select a Panel Counsel Firm in the listed jurisdiction which is the nearest geographical jurisdiction to either where the Securities Claim is brought or where the corporate headquarters of the Named Corporation is located. In such instance the Insureds also may, with the consent of the Insurer, which consent shall not be unreasonably withheld, select a non-Panel Counsel Firm in the jurisdiction in which the Securities Claim is brought to function as "local counsel" on the Securities Claim to assist the Panel Counsel Firm which will function as "lead counsel" in conducting the defense of the Securities Claim.

     With the express prior written consent of the Insurer, an Insured may select a Panel Counsel Firm different from that selected by other Insured defendants if such selection is required due to an actual conflict of interest or is otherwise reasonably justifiable.

     The list of Panel Counsel Firms may be amended from time to time by the Insurer. However, no change shall be made to the specific list attached to this policy during the Policy Period without the consent of the Named Corporation. At the request of the Insured, the Insurer may in its discretion add to the attached list of Panel Counsel Firms for the purposes of defending a Securities Claim made against the Insured in any specified jurisdiction (including a jurisdiction not originally included in the Panel Counsel list) a Panel Counsel Firm not originally listed for such jurisdiction. The Insurer may in its discretion waive, in part or in whole, the provisions of this clause as respects a particular Securities Claim.

10.  DISCOVERY CLAUSE

     Except as indicated below, if the Insurer or the Named Corporation shall cancel or refuse to renew this policy, the Named Corporation shall have the right, upon payment of an additional premium of 75% of the "full annual premium", to a period of one year following the effective date of such cancellation or non-renewal (herein referred to as the "Discovery Period") in which to give to the Insurer written notice of Claims first made against the Insureds during said one year period for any Wrongful Act occurring prior to the end of the Policy Period and otherwise covered by this policy. As used herein, "full annual premium" means the premium level in effect immediately prior to the end of the Policy Period. The rights contained in this paragraph shall terminate, however, unless written notice of such election together with the additional premium due is received by the Insurer within 30 days of the effective date of cancellation or non-renewal.

     In the event of a Transaction, as defined in Clause 12, the Named Corporation shall have the right, within 30 days before the end of the Policy Period, to request an offer from the Insurer of a Discovery Period (with respect to Wrongful Acts occurring prior to the effective time of the Transaction) for a period of no less than three years or for such longer or shorter period as the Named Corporation may request. The Insurer shall offer such Discovery Period pursuant to such terms, conditions and premium as the Insurer may reasonably decide. In the event of a Transaction, the right to a Discovery Period shall not otherwise exist except as indicated in this paragraph.

     The additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancelable. This clause and the rights contained herein shall not apply to any cancellation resulting from nonpayment of premium.

11.  CANCELLATION CLAUSE

     This policy may be canceled by the Named Corporation at any time only by mailing written prior notice to the Insurer or by surrender of this policy to the Insurer or its authorized agent. This policy may also be canceled by or on behalf of the Insurer by delivering to the Named Corporation or by mailing to the Named Corporation, by registered, certified, or other first class mail, at the Named Corporation's address as shown in Item 1 of the Declarations, written notice stating when, not less than 60 days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

     If this policy shall be canceled by the Named Corporation, the Insurer shall retain the customary short rate proportion of the premium herein.

     If this policy shall be canceled by the Insurer, the Insurer shall retain the pro rata proportion of the premium herein.

     Payment or tender of any unearned premium by the Insurer shall not be a condition precedent to the effectiveness of cancellation, but such payment shall be made as soon as practicable.

     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

12.  CHANGE IN CONTROL OF NAMED CORPORATION

     If during the Policy Period:

     a. the Named Corporation shall consolidate with or merge into, or sell all or substantially all of its assets to any other person or entity or group of persons and/or entities acting in concert; or

     b. any person or entity or group of persons and/or entities acting in concert shall acquire an amount of the outstanding securities representing more than 50% of the voting power for the election of Directors of the Named Corporation, or acquires the voting rights of such an amount of such securities;

     (either of the above events herein referred to as the "Transaction")

     then this policy shall continue in full force and effect as to Wrongful Acts occurring prior to the effective time of the Transaction, but there shall be no coverage afforded by any provision of this policy for any actual or alleged Wrongful Act occurring after the effective time of the Transaction. This policy may not be canceled after the effective time of the Transaction and the entire premium for this policy shall be deemed earned as of such time. The Named Corporation shall also have the right to an offer by the Insurer of a Discovery Period described in Clause 10 of the policy.

     The Named Corporation shall give the Insurer written notice of the Transaction as soon as practicable, but not later than 30 days after the effective date of the Transaction.

13.  SUBROGATION

     In the event of any pavement under this policy, the Insurer shall be subrogated to the extent of such pavement to all the Company's and the Insureds' rights of recovery thereof, and the Company and the Insureds shall execute all papers required and shall do everything that may be necessary to secure such rights including the execution of such documents necessary to enable the Insurer to effectively bring suit in the name of the Company and/or the Insureds. In no event, however, shall the Insurer exercise its rights of subrogation against an Insured under this policy unless such Insured has been convicted of a criminal act, or been judicially determined to have committed a deliberate fraudulent act, or obtained any profit or advantage to which such Insured was not legally entitled.

14.  OTHER INSURANCE AND INDEMNIFICATION

     Such insurance as is provided by this policy shall apply only as excess over any other valid and collectible insurance.

     In the event of a Claim against a Director or Officer arising out of his or her serving as director, officer, trustee or governor of an Outside Entity, coverage as is afforded by this policy shall be specifically excess of indemnification provided by such Outside Entity and any insurance provided to such Outside Entity with respect to its directors, officers, trustees or governors. Further, in the event such other Outside Entity insurance is provided by the Insurer or any member company of American International Group, Inc. ("AIG") (or would be provided but for the application of the retention amount, exhaustion of the limit of liability or failure to submit a notice of a Claim) then the maximum aggregate Limit of Liability for all Losses combined covered by virtue of this policy as respects any such Claim shall be reduced by the limit of liability (as set forth on the declarations page) of the other AIG insurance provided to such Outside Entity.

15.  NOTICE AND AUTHORITY

     It is agreed that the Named Corporation shall act on behalf of its Subsidiaries and all Insureds with respect to the giving notice of Claim or giving and receiving notice of cancellation, the payment of premiums and the receiving of any return premiums that may become due under this policy, the receipt and acceptance of any endorsements issued to form a part of this policy and the exercising or declining to exercise any right to a Discovery Period.

16.   ASSIGNMENT

     This policy and any and all rights hereunder are not assignable without the written consent of the Insurer.

17.  ARBITRATION

     It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this policy, whether arising before or after termination of this policy, including any determination of the amount of Loss, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules the arbitrators shall be three disinterested individuals having knowledge of the legal, corporate management or insurance issues relevant to the matters in dispute.

     Any party may commence such arbitration proceeding in either New York, New York; Atlanta, Georgia; Chicago, Illinois; or Denver, Colorado. The arbitrators shall give due consideration to the general principles of Delaware law in the construction and interpretation of the provisions of this policy; provided, however, that the terms, conditions, provisions and exclusions of this policy are to be construed in an evenhanded fashion as between the parties, including without limitation, where the language of this policy is alleged to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the policy (without regard to the authorship of the language, the doctrine of reasonable expectation of the parties and without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties.)

     The written decision of the arbitrators shall be provided to both parties and shall be binding on them. The arbitrators' award shall not include attorney fees or other costs.

     Each party shall bear equally the expenses of the arbitration.

18.  ACTION AGAINST INSURER

     Except as provided in Clause 17 of the policy, no action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the Insureds' obligation to pay shall have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Insureds, the claimant and the Insurer.

     Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the Insurer as a party to any action against the Insureds or the Company to determine the Insureds' liability, nor shall the Insurer be impleaded by the Insureds or the Company or their legal representatives. Bankruptcy or insolvency of the Company or the Insureds or of their estates shall not relieve the Insurer of any of its obligations hereunder.

19.   HEADINGS

     The descriptions in the headings of this policy are solely for convenience, and form no part of the terms and conditions of coverage.

                                   APPENDIX A

                                  PANEL COUNSEL


CALIFORNIA
Los Angeles
-----------

Gibson, Dunn & Crutcher
333 South Grand Avenue
Los Angeles, CA 90071-3197
Contact Persons:
Robert S. Warren (213) 229-7326
Wayne W. Smith (213) 229-7464
John H. Sharer (213) 229-7476

Heller, Ehrman, White & McAuliffe
601 South Fiqueroa Street - 40th Floor
Los Angeles, CA 90017-5758
Contact Person:
Miles N. Ruthberg (213) 689-0200

Irell & Manelia
1800 Avenue of the Stars - Suite 900
Los Angeles, CA 90067
Contact Person:
Richard Borow (310) 277-1010

Kirkland & Ellis
300 South Grand Avenue
Los Angeles, CA 90071
Contact Persons:
Jeffrey S. Davidson or
Stephen C. Neal (213) 680-8400

Latham & Watkins  633 West  Fifth  Avenue Los  Angeles,  CA  90071-2007  Contact
Person:
Hugh Steven Wilson (213) 485-1234

Morrison & Foerster
555 West 5th Street - Suite 3500
Los Angeles, CA 90013-1024
Contact Person:
Robert Stern (213) 892-5484

Munger, Tolles & Olson
355 South Grand Avenue - 35th Floor
Los Angeles, CA 90071-1560
Contact Persons:
Dennis Kinnaird (213) 683-9264 or
John W. Spiegel (213) 683-9152

O'Melveny & Myers
400 South Hope Street
Los Angeles, CA 90071-2899
Contact Persons:
Seth Aronson or
Robert Vanderet (213) 669-6000

Skadden, Arps, Slate, Meagher & Flom
300 South Grand Avenue - Suite 3400
Los Angeles, CA 90071
Contact Persons:
James E. Lyons or
Frank Rothman (213) 687-5000

Palo Alto
---------

Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050
Contact Persons:
Bruce Vanyo or
Steven M. Schatz (415) 493-9300

Heller, Ellman, White & McAuliffe
525 University Avenue
Palo Alto, CA 94301
Contact Person:
Norman J. Blears (415) 324-7000

San Francisco
-------------

Brobeck, Phleger & Harrison
Spear Street Tower
One Market
San Francisco, CA 94105
Contact Person:
Tower C. Snow Jr. (415) 442-0900

Heller, Ellman, White & McAuliffe
333 Bush Street
San Francisco, CA 94104
Contact Persons:
Douglas Schwab or
M. Laurence Popofsky (415) 772-6000

McCutchen, Doyle, Brown & Enersen
3 Embarcadero Center - 18th Floor
San Francisco, CA 94111
Contact Persons:
David Balabanian or
Philip R. Rotner (415) 393-2000

Morrison & Foerster
345 California Street
San Francisco, CA 94104-2675
Contact Persons:
Melvin R. Goldman (415) 677-7311
Paul T. Friedman (415) 677-7444

Orrick Herrington & Sutcliffe
Old Federal Reserve Bank Bldg.
400 Sansome Street
San Francisco, CA 94111
Contact Persons:
James A. Hughes,
W. Reece Bader or
Richard J. Lucas (415) 392-1122

Pillsbury, Madison & Sutro
P.O. Box 7880
235 Montgomery Street
San Francisco, CA 94104
Contact Person:
Gary H. Anderson (415) 983-1341

Shearman &  Sterling  555  California  Street San  Francisco,  CA 94104  Contact
Person:
Susan Samuels Mark (415) 616-1198

DISTRICT OF COLUMBIA
Washington
----------

Arnold & Porter
555 Twelfth Street N.W.
Washington, DC 20004-1202
Contact Person:
Scott Schreiber (202) 942-5672

Davis, Polk & Wardwell
1300 I Street, N.W. - Suite 1100
Washington, DC 20005
Contact Persons:
Scott W. Muller or
Michael P. Carroll (202) 962-7000

Gibson, Dunn & Crutcher
1050 Connecticut Avenue, N.W. - Suite 900
Washington, DC 20036-5306
Contact Person:
F. Joseph Warin (202) 887-3609

Mudge, Rose, Guthrie, Alexander & Ferdon
212 K Street, N.W.
Washington, DC 20037
Contact Persons:
Leonard Garment or
I. Lewis Libby (202) 429-9355

Patton Boggs, L.L.P.
2550 M Street N.W. - Suite 900
Washington, DC 20037
Contact Persons:
C. Allen Foster (202) 457-6320 or
Charles H. Camp (202) 457-5265

Shearman & Sterling
801 Pennsylvania Avenue N.W.
Washington, DC 20004-2604
Contact Persons:
Thomas S. Martin or
Jonathan L. Greenblatt (202) 508-8000

Willkie Farr & Gallagher
Three Lafayette Centre
1155 21st Street N.W.
Washington, DC 20036-3384
Contact Person:
Kevin B. Clark (202) 328-8000

GEORGIA
Atlanta
-------

Alston & Bird
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Contact Persons:
Peter Q. Basset (404) 881-7343
Mary C. Gill (404) 881-7276

King & Spalding
191 Peachtree Street N.W.
Atlanta, GA 30303-1763
Contact Persons:
Michael R. Smith or
Griffin Bell (404) 572-4600

Long, Aldridge & Norman
One Peachtree Center
303 Peachtree Street - Suite 5300
Atlanta, GA 30308
Contact Persons:
J. Allen Maines (404) 527-8340
Sharon Glenn (404) 527-8391

Smith, Gambrell & Russel
3343 Peachtree Road N.E. - Suite 1800
Atlanta, GA 30326-1010
Contact Persons:
David Handley (404) 264-2671
Robert C. Schwartz (404) 264-2658

ILLINOIS
Chicago
-------

Jenner & Block One IBM Plaza Chicago, IL 60611 Contact Person:
Jerold Solovy (312) 222-9350

Freeborn & Peters
311 South Wacker Drive - Suite 3000
Chicago, IL 60606-6677
Contact Person:
David H. Kistenbroker (312) 360-6567

Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601
Contact Persons:
Garrett B. Johnson or
Robert J. Kopecky (312) 861-2000

Sidley & Austin
One First National Plaza
Chicago, IL 60603
Contact Persons:
Robert Downing (312) 853-7434
Eugene Schoon (312) 853-7279
Walter C. Carlson (312) 853-7734

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive - Suite 2100
Chicago, IL 60606
Contact Persons:
Timothy Nelsen or
Susan Getzendanner (312) 407-0700


Sonnenschein, Nath & Rosenthal
8000 Sears Tower
Chicago, IL 60606-6404
Contact Person:
Harold D. Shapiro (312) 876-8035

MASSACHUSETTS
Boston
------

Goodwin, Proctor & Hoar
Exchange Place
Boston, MA 02109
Contact Person:
Don M. Kennedy (617) 570-1000

Hale & Dorr
60 State Street
Boston, MA 02109
Contact Person:
Jeffery Rudman or
John Batter (617) 742-9100

Ropes & Gray
One International Plaza
Boston, MA 02110-2624
Contact Person:
John Donovan, Jr. (617) 951-7566

Skadden, Arps, Slate, Meagher & Flom
1 Beacon Street
Boston, MA 02108
Contact Persons:
Thomas A. Dougherty or
George J. Skelley (617) 573-4800

Palmer & Dodge
1 Beacon Street
Boston, MA 02108
Contact Persons:
Peter Terris or
Peter Saparoff (617) 573-0100

Testa, Hurwitz & Thibeault
High Street Tower
125 High Street
Boston, MA 02110
Contact Person:
Brian E. Pastuszenski (617) 248-7253

NEW YORK
New York
--------

Arnold & Porter
399 Park Avenue
New York, NY 10022-4690
Contact Persons:
Kenneth V. Handal (212) 715-1020 or
Scott Schreiber (212) 701-1000

Cahill Gordon & Reindel
80 Pine Street
New York, NY 10005
Contact Persons:
Charles A. Gilman,
Thomas J. Kavaler or
Immanuel Kohn (212) 701-3000

Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Contact Persons:
Henry King or
Dan Kolb (212) 450-4000

Fried, Frank, Harris, Shriver & Jacobson
1 New York Plaza - 27th Floor
New York, NY 10004
Contact Person:
Sheldon Raab (212) 859-8090

Kaye, Scholer, Fiernan, Hays & Handler
425 Park Avenue
New York, NY 10022
Contact Person:
Frederic W. Yerman (212) 836-8663

Kirkland & Ellis
Citicorp Center
153 East 53rd Street
New York, NY 10022-4675
Contact Persons:
Yosef J. Riemer or
Frank M. Holozubiec (212) 446-4800

Milbank, Tweed, Hadley & McCloy
1 Chase Manhattan Plaza
New York, NY 10005
Contact Person:
Russell E. Brooks (212) 530-5554

Mudge, Rose, Guthrie, Alexander & Ferdon
180 Maiden Lane
New York, NY 10038
Contact Persons:
Kenneth Conboy, John J. Kirby, Jr., or
Laurence V. Senn, Jr. (212) 510-7000

Shearman & Sterling
Citicorp Center
153 E. 53rd Street
New York, NY 10022-4676
Contact Person:
Dennis Orr (212) 848-8000

Simpson, Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017
Contact Persons:
Roy L. Reardon, James Hagan or
Michael J. Chepiga (212) 455-2000

Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022
Contact Persons:
Barry H. Garfinkel or
Jonathan Lerner (212) 735-3000

Stroock, Stroock & Lavan
Seven Hanover Square
New York, NY 10004-2696
Contact Persons:
Melvin A. Brosterman,
Laurence Greenwald or
Alvin K. Hellerstein (212) 806-5400

Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498
Contact Persons:
John L. Warden or
Philip L. Grahman, Jr. (212) 558-4000

Teitelbaum, Hiller, Rodman, Paden &
Hibsher, P.C.
260 Madison Avenue
New York, NY 10016
Contact Person:
Herbert Teitelbaum (212) 213-1010

Wachtell, Lipton, Rosen & Katz
51 West 57th Street
New York, NY 10019
Contact Person:
Norman Redlich (212) 371-9200

Willkie, Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022-4677
Contact Persons:
Michael R. Young, David L. Foster or
Richard L. Posen (212) 821-8000

Weil, Gotshal & Manges
767 Fifth Avenue
New York, NY 10153
Contact Person:
Dennis J. Block (212) 310-8000

PENNSYLVANIA
Philadelphia
------------

Blank, Rome, Comisky & McCauley
1200 Four Penn Center
Philadelphia, PA 19103
Contact Persons:  Alexander D. Bono,
Richard P. McElroy or
Jerome R. Richter (215) 569-5500

Cozen & O'Connor
The Atrium
1900 Market Street
Philadelphia, PA 19103
Contact Persons:
Patrick J. O'Connor, Thomas C. Zielinski or
H. Robert Fiebach (215) 665-2000

Dechert, Prince & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103-2793
Contact Persons:
Seymour Kurland or
Jeffrey G. Weil (215) 994-4000

Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, PA 19103-6993
Contact Persons:
Gregory M. Harvey, Marc J. Sonnenfeld or
Elizabeth Hoop Fay (215) 963-5000

Pepper, Hamilton & Scheetz
3000 Two Logan Square
Eighteenth & Arch Streets
Philadelphia, PA 19103-2799
Contact Persons:
Jon A. Baughman or
Laurence Z. Shiekman (215) 981-4000

Wolf, Block, Schorr & Solis-Cohen
12th Floor - Packard Building
S.E. Corner 15th & Chestnut Streets
Philadelphia, PA 19102-2678
Contact Person:
Jay A. Dubow (215) 977-2058


TEXAS
Dallas
------

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
1700 Pacific Avenue - Suite 4100
Dallas, TX 75201-4618
Contact Persons:
Michael Lowenberg P.C. or
Louis P. Bickel (214) 969-2800

Fulbright & Jaworski
2200 Ross Avenue - Suite 2800
Dallas, TX 75201
Contact Person:
Karl G. Dial (214) 855-8000

Locke, Purnell, Rain & Harrell
2200 Ross Avenue - Suite 2200
Dallas, TX 75201-6776
Contact Persons:
John McElhaney (214) 740-8458
Peter Flynn (214) 740-8654
Morris Harrell (214) 740-8404

Thompson & Knight, P.C.
1700 Pacific Avenue - Suite 3300
Dallas, TX 75201
Contact Person:
Schuyler B. Marshall (214) 969-1246

Baker & Botts, L.L.P.
2001 Ross Avenue
Dallas, TX 75201-2916
Contact Person:
Ronald L. Palmer (214) 953-6500

Haynes & Boone, L.L.P.
3100 Nations Bank Plaza
901 Main Street
Dallas, TX 75202-3789
Contact Persons:
Michael Boone, George Bramblett or
Noel Hensley (214) 651-5000

Houston
-------

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Pennzoil Place - South Tower
711 Louisiana Street - Suite 1900
Houston, TX 77002
Contact Persons:
Charles Moore or
Paula Hinton (713) 220-5800

Fulbright & Jaworski, L.L.P.
1301 McKinney - Suite 5100
Houston, TX 77010
Contact Persons:
Richard Carrell or
Frank Jones (713) 651-5151

Vinson & Elkins 2500 First City Tower 1001 Fannin Houston, TX 77002-6760 Contact
Person:
David T. Hedges, Jr. (713) 758-2676

Baker & Botts, L.L.P.
910 Louisiana Street
Houston, TX 77002-4995
Contact Persons:
William C. Slusser or
Harold Metts (713) 229-1234

                                 ENDORSEMENT# 1

     This endorsement, effective 12:01 AM July 08, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY


by      National Union Fire Insurance Company of Pittsburgh, Pa.

PROFESSIONAL ERRORS AND OMISSIONS WITH MANAGEMENT LIABILITY

     In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers, alleging, arising out of, based upon or attributable to the Company's, or an Insured's performance of professional services for others for a fee, or any alleged act, error or omission relating thereto, including but not limited to, services rendered in the following areas: mortgage banker, mortgage broker, real estate syndicate; or services rendered in the Company's Trust Department or as a trustee or other fiduciary or agent for individuals, partnerships, corporations or other governmental bodies; or any function similar to those mentioned above; or any other professional services.

     Provided, however, that the foregoing exclusion shall not be applicable to any derivative or shareholder class action claims against Directors or Officers alleging a failure to supervise those who performed or failed to perform such professional services.

                                 ENDORSEMENT # 2


     This endorsement, effective 12:01 AM July 08, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY

by       National Union Fire Insurance Company of Pittsburgh, Pa.


                       CALIFORNIA CANCELLATION/NONRENEWAL
                                   ENDORSEMENT


     Wherever used in this endorsement: 1) "we", "us", "our", and "Insurer" mean the insurance company which issued this policy; and 2) "you", "your", "named Insured", "First Named Insured", and "Insured" mean the Named Corporation, Named Organization, Named Sponsor, Named Insured, or Insured stated in the declarations page; and 3) "Other Insured(s)" means all other persons or entities afforded coverage under the policy.

     In consideration of the premium charged, it is hereby understood and agreed that the cancellation clause is replaced with the following:

CANCELLATION
------------

     The First Named Insured shown in the declarations may cancel the policy by mailing or delivering to the Insurer advance written notice of cancellation.

     If the policy has been in effect for more than sixty (60) days or if it is a renewal, effective immediately, the Insurer may not cancel the policy unless such cancellation is based on one or more of the following reasons:

     1. Nonpayment of premium, including payment due on a prior policy issued by the Insurer and due during the current policy term covering the same risks.

     2. A judgment by a court or an administrative tribunal that the named Insured has violated any law of this state of or of the United States having as one of its necessary elements an act which materially increases any of the risks insured against.

     3. Discovery of fraud or material misrepresentation by either of the following:

         a. The Insured or Other Insured(s) or his or her representative in obtaining the insurance; or

         b. The named Insured or his or her representative in pursuing a claim under the Policy.

     4. Discovery of willful or grossly negligent acts or omissions, or of any violations of state laws or regulations establishing safety standards, by the named Insured or Other Insured(s) or a representative of same, which materially increase any of the risks insured against.

     5. Failure by the named Insured or Other Insured(s) or a representative of same to implement reasonable loss control requirements which were agreed to by the Insured as a condition of policy issuance or which were conditions precedent to the use by the Insurer of a particular rate or rating plan if the failure materially increases any of the risks insured against.

     6. A determination by the commissioner that the loss of, or changes in, an insurer's reinsurance covering all or part of the risk would threaten the financial integrity or solvency of the Insurer.

     7. A determination by the commissioner that a continuation of the policy coverage could place the Insurer in violation of the laws of this state or the state of its domicile or that the continuation of coverage would threaten the solvency of the Insurer.

     8. A change by the Named Insured or Other Insured(s) or a representative of same in the activities or property of the commercial or industrial enterprise which results in a material added risk, a materially increased risk or a materially changed risk, unless the added, increased, or changed risk is included in the policy.

     Notice of cancellation shall be delivered or mailed to the producer of record and the named Insured at least thirty (30) days prior to the effective date of cancellation. Where cancellation is for nonpayment of premium or fraud, notice shall be given no less than ten (10) days prior to the effective date of cancellation.

NONRENEWAL
----------

     If the Insurer decides not to renew the policy, the Insurer shall mail or deliver to the producer of record and the named Insured notice of nonrenewal at least sixty (60) days but no more than 120 days prior to the end of the policy period. The notice shall contain the reason for nonrenewal of the policy.

RENEWAL

     If a policy has been in effect for more than sixty (60) days or if the policy is a renewal, effective immediately no increase in premium, reduction in limits, or change in the conditions of coverage shall be effective during the policy period unless based upon one of the following reasons:

     1. Discovery of willful or grossly negligent acts or omissions, or of any violations of state laws or regulations establishing safety standards by the named Insured or Other Insured(s) which materially increase any of the risks or hazards insured against.

     2. Failure by the named Insured or Other Insured(s) to implement reasonable loss control requirements which were agreed to by the Insured as a condition of policy issuance or which were conditions precedent to the use by the Insurer of a particular rate or rating plan, if the failure materially increases any of the risks insured against.

     3. A determination by the commissioner that loss of or changes in an Insurer's reinsurance covering all or part of the risk covered by the policy would threaten the financial integrity or solvency of the Insurer unless the change in the terms or conditions or rate upon which the premium is based is permitted.

     4. A change by the named Insured or Other Insured(s) in the activities or property of the commercial or industrial enterprise which results in a materially added risk, a materially increased risk, or materially changed risk, unless the added, increased, or changed risk is included in the policy.

     Written notice shall be mailed or delivered to the named Insured and the producer of record at least thirty (30) days prior to the effective date of any increase, reduction or change.

     All other terms, conditions and exclusions of the policy remain the same.

                                 ENDORSEMENT # 3

     This endorsement, effective 12:01 AM July 08, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY

by     National Union Fire Insurance Company of Pittsburgh, Pa.



                           OUTSIDE ENTITY ENDORSEMENT
                                      (2x)


     In consideration of the premium charged, it is hereby understood and agreed that the following entities shall be deemed an "Outside Entity", but only as respects the Outside Entity's respective Continuity Date below:

          OUTSIDE ENTITY                                    CONTINUITY DATE

1)  A not-for-profit organization under section
501(c) (3) of the Internal Revenue Code of 1986              July 08, 1996
(as amended).



ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED

                                 ENDORSEMENT# 4


     This endorsement, effective 12:01 AM July 08, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY


by       National Union Fire Insurance Company of Pittsburgh, Pa.

                 NUCLEAR ENERGY LIABILITY EXCLUSIONS ENDORSEMENT
                                  (BROAD FORM)

     In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against any Insured(s):

     A. alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly the hazardous properties of nuclear material, including but not limited to:

         (1) nuclear material located at any nuclear facility owned by, or operated by or on behalf of, the Company, or discharged or dispersed therefrom; or

         (2) nuclear material contained in spent fuel or waste which was or is at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of the Company; or

         (3) the furnishing by an Insured or the Company of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; or

         (4) claims for damages to the Company or its shareholders which alleges, arises from, is based upon, is attributed to or in any way involves, directly or indirectly, the hazardous properties of nuclear material.

B. (1) which is insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters, or Nuclear Insurance Association of Canada, or would be insured under any such policy but for its termination or exhaustion of its Limit of Liability; or,

         (2) with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the Insured is, or had this policy not been issued would be entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into the United States of America, or any agency thereof, with any person or organization.

As used in this endorsement:

"hazardous properties" include radioactive, toxic or explosive properties;

"nuclear material" means source material, special nuclear material or byproduct material;

"source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

"spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

" waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof;

"nuclear facility" means --

(a) any nuclear reactor;

(b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste;

(c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

(d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

"nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material.

All other terms, conditions and exclusions remain unchanged.

                                 ENDORSEMENT # 5


     This endorsement, effective 12:01 AM July 08, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY

by     National Union Fire Insurance Company of Pittsburgh, Pa.

                              PRIOR ACTS EXCLUSION

     In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss arising from a Claim alleging a Wrongful Act which occurred prior to December 22, 1991. This policy only provides coverage for Loss arising from a Claim alleging a Wrongful Act occurring on or after December 22, 1991 and prior to the end of the Policy Period and otherwise covered by this policy. Loss(es) arising out of the same or related Wrongful Act(s) shall be deemed to arise from the first such same or related Wrongful Act.


ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.

                                 ENDORSEMENT# 6


     This endorsement, effective 12:01 AM July 08, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY

by       National Union Fire Insurance Company of Pittsburgh, Pa.

                                   SUBSIDIARY

     In consideration of the premium charged, it is hereby understood and agreed that definition (f), "Subsidiary", is deleted in its entirety and replaced by the following:

     (f) "Subsidiary" means a corporation of which the Named Corporation owns on or before the inception date of the Policy Period more than fifty percent (50%) of the issued and outstanding voting stock either directly or indirectly through one or more of its Subsidiaries.

     "Subsidiary" also automatically means any corporation with assets less than $150,000,000 which becomes a Subsidiary during the Policy Period and for which the Named Corporation provides the Insurer with full particulars of the new Subsidiary before the end of the Policy Period.

     "Subsidiary" also means any corporation with assets of $150,000,000 or more which becomes a Subsidiary, during the Policy Period, but only upon the condition that within ninety (90) days of its becoming a Subsidiary the Named Corporation shall have provided the Insurer with full particulars of the new Subsidiary and agreed to any additional premium and/or amendment of the provisions of this policy required by the Insurer relating to such new Subsidiary. Further, coverage as shall be afforded to the new Subsidiary is conditioned upon the Named Corporation paying when due any additional premium required by the Insurer relating to such new Subsidiary.

     A corporation becomes a Subsidiary when the Named Corporation owns more than fifty percent (50%) of the issued and outstanding voting stock either directly or indirectly through one or more of its Subsidiaries.


All other terms and conditions remain unchanged.

                                 ENDORSEMENT # 7


     This rider, effective 12:01 AM, July 8, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY

by       National Union Fire Insurance Company of Pittsburgh, Pa.


                                 SECURITIES PLUS

     In consideration of the premium charged, it is hereby understood and agreed that the policy is amended as follows:


     1. Definition (a), "Claim", is deleted in its entirety and replaced by the following:

         (a) "Claim" means:

             (1) a written demand for monetary or non-monetary relief; or

             (2) a civil, criminal, administrative or arbitration proceeding for monetary or non-monetary relief which is commenced by:

                 (i)  service of a complaint or similar pleading; or
                 (ii) return of an indictment (in the case of a criminal
                      proceeding); or
                 iii) receipt or filing of a notice of charges.

             The term "Claim" shall include a Securities Claim; provided, however, that with respect to Coverage B(i) only, Claim or Securities Claim shall not mean an administrative proceeding against the Company.

     2. Definition (f), "Listed Event", is deleted in its entirety.

     3. Definition (k), "Securities Claim", is deleted in its entirety and replaced by the following:

         (k) "Securities Claim" means a Claim (including a civil lawsuit or criminal proceeding brought by the Securities & Exchange Commission) made against an Insured and brought anywhere in the world alleging a violation of any law, regulation or rule, whether statutory or common law, which is:

     This rider, effective 12:01 AM, July 8, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY

by     National Union Fire Insurance Company of Pittsburgh, Pa.

     (1) brought by any person or entity alleging, arising out of, based upon or attributable to, in part or in whole, the purchase or sale, or offer or solicitation of an offer to purchase or sell, any securities of the Company, or

     (2) brought by a securities holder of the Company, whether directly, by class action, or derivatively on the behalf of the Company, or otherwise, alleging any Wrongful Act of an Insured.

4. With respects to Securities Claims only, Definition (e), "Director(s) or Officer(s)" or "Insured(s)" is amended to add a new subparagraph (3) as follows:

     (3) any past, present or future employee of the Company (other than one who is already an Insured by virtue of subparagraph (1) of this definition (e)) whether such employee is full- time, part-time, seasonal, permanent or temporary and shall include employees in a supervisory, managerial, co-worker or subordinate position or otherwise.

5. Definition (g), "Loss", is amended by deleting the last two paragraphs thereof and inserting the following in place thereof:

     Further, with respect to Coverage B only, Loss shall not include damages, judgments or settlements arising out of a Claim alleging that the Company paid an inadequate price or consideration for the purchase of its own securities or the securities of a Subsidiary.

     Notwithstanding the foregoing, with respect to Coverage B(i) only and subject to the other terms, conditions and exclusions of the policy, Loss shall include punitive or exemplary damages (if insurable by law) imposed upon the Company.

6.   Exclusion (f) is deleted in its entirety.

     This rider, effective 12:01 AM, July 8, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY

by     National Union Fire Insurance Company of Pittsburgh, Pa.


7.   Exclusion (i) is amended by adding the following at the end thereof:

     Provided, further, that this exclusion shall not apply to any Claim brought by or against an Insured as defined in Definition (e)(3).

     8. Clause 6, Retention, is amended by deleting the last paragraph thereof and inserting the following in place thereof:

     Notwithstanding the foregoing, solely with respect to a Securities Claim under this policy, the Retention shall only apply to Defense Costs; provided, however, no Retention shall apply for a Securities Claim even as respects Defense Costs, and therefore the Insurer shall reimburse such Defense Costs paid by the Insured, in the event of:

         (1) a determination of No Liability of all Insureds, or

         (2) a dismissal or a stipulation to dismiss the Claim without prejudice and without the payment of any consideration by any Insured;

         provided, however, that in the case of (2) above, such reimbursement shall occur 90 days after the date of dismissal or stipulation as long as the Claim (or any other Claim which is subject to the same single retention by virtue of Clause 6 is not brought) is not re-brought within that time, and further subject to an undertaking by the Company in a form acceptable to the Insurer that such reimbursement shall be paid back by the Company to the Insurer in the event the Claim (or any other Claim which is subject to the same single retention by virtue of Clause 6) is brought after such 90 day period and before the expiration of the statute of limitations for such Claim.

         9. Clause 8, Defense Costs, Settlements, Judgments (including the advancement of Defense Costs) is amended by deleting the fourth paragraph thereof.

     This rider, effective 12:01 AM, July 8, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY

by     National Union Fire Insurance Company of Pittsburgh, Pa.


10. Clause 17, Arbitration, is deleted in its entirety and replaced by the following:

17.  ALTERNATIVE DISPUTE RESOLUTION PROCESS

     It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this policy, whether arising before or after termination of this policy, including any determination of the amount of Loss, shall be subject to the alternative dispute resolution process ("ADR") set forth in this clause.

     Either the Insurer or the Insureds may elect the type of ADR discussed below; provided, however, that the Insureds shall have the right to reject the Insurer's choice of ADR at any time prior to its commencement, in which case the Insureds' choice of ADR shall control.

     The Insurer and Insureds agree that there shall be two choices of ADR:

     (1) non-binding mediation administered by the American Arbitration Association, in which the Insurer and Insureds shall try in good faith to settle the dispute by mediation under or in accordance with its then prevailing Commercial Mediation Rules; or

     (2) arbitration submitted to the American Arbitration Association under or in accordance with its then-prevailing Commercial Arbitration Rules, in which the arbitration panel shall be composed of three disinterested individuals.

     In either mediation or arbitration, the mediator(s) or arbitrators shall have knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute. The mediator(s) or arbitrators shall also give due consideration to the general principles of the law of the state where the Named Corporation is incorporated in the construction or interpretation of the provisions of this policy; provided, however, that the terms, conditions, provisions and exclusions of this policy are to be construed in an even-handed fashion in the manner most consistent with the relevant terms, conditions, provisions and exclusions of the policy.

     This rider, effective 12:01 AM, July 8, 1996 forms a part of policy number 483-54-02 issued to NORTH AMERICAN MORTGAGE COMPANY

by     National Union Fire Insurance Company of Pittsburgh, Pa.


     In the event of arbitration, the decision of the arbitrators shall be final and binding and provided to both parties, and the arbitrators' award shall not include attorneys fees or other costs.

     In the event of mediation, either party shall have the right to commence a judicial proceeding; provided, however, that no such judicial proceeding shall be commenced until the mediation shall have been terminated and at least 120 days shall have elapsed from the date of the demand for mediation.

     In all events, each party shall share equally the expenses of the ADR.

     The mediation or arbitration may be commenced in either New York, New York; Atlanta, Georgia; Chicago, Illinois; Denver, Colorado; or in the state indicated in Item 1 of the Declaration's page as the mailing address for the Named Corporation. The Named Corporation shall act on behalf of all Insureds in deciding to proceed with ADR under this clause.



ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.

                                 National Union
                             Fire Insurance Company
                               of Pittsburgh, PA.

                                 70 Pine Street
                            New York, N.Y. 10270-0150
                           (Herein Called the Insurer)

       DIRECTORS AND OFFICERS INSURANCE AND COMPANY REIMBURSEMENT RENEWAL
                                   APPLICATION

            IF A POLICY IS ISSUED, IT WILL BE ON A CLAIMS-MADE BASIS

NOTICE: THE POLICY PROVIDES THAT THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. FURTHER NOTE THAT AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.

1. (a) Corporation Name: NORTH AMERICAN MORTGAGE COMPANY

   (b) State of Incorporation: Delaware

2. Address: 3883 Airway Drive Santa Rosa, California 95403

3. (a) Amount of Insurance Presently Carried $ 10,000,000.00

       Retention Presently Carried $   250,000.00

   (b) Amount of Insurance desired on renewal $_______________

       Self-Insured Retention desired on renewal $______________

4. (a) Nature of Business        Mortgage Banking

   (b) Annual Sales              $274,144,000*

   (c) Net Worth                 $193,144,000*

   (d) Total Assets              $746,368,000*

5. Corporation has continually been operating since   1992**

*As of December 31, 1995
**See Attachment 5

6. Attach copies of the following.

   (a) Latest annual report     See Attachment 6(a)

   (b) Latest 10K report filed with SEC (if Company is publicly traded)
                See Attachment 6(b)

   (c) Latest Dun & Bradstreet report      See Attachment 6(c)

   (d) Latest interim financial statement available    See Attachment 6(d)

   (e) If there has been a change, copy (certified by Corporate Secretary) of the indemnification provisions of the charter and the by-laws. Also attach a copy of any corporate standard indemnification agreement.

                     None.

7. Stock ownership

   (a)  Total number of common shares outstanding   15,021,600 (approximately)*

   (b)  Total number of common stock shareholders   933*

   (c)  Total number of common shares owned by its Directors (direct and
        beneficial)   434,822*

   (d)  Total number of common shares owned by its Officers (direct and
        beneficial) who are not Directors          240,089*

                           See Attachment 7(d)

   (e) In the event any shareholder owns 5 percent or more of the common shares directly or beneficially, designate name and percentage of holdings.

                           See Attachment 7(e)

   (f) Please designate if there are any other securities convertible to common stock. If so, describe fully.

                           See Attachment 7(f)

8. Complete list of all Directors of parent company by name and affiliations with other Corporations.

                           See Attachment 8

9. Complete list of all Officers of parent company by name and affiliations with other Corporations.

                           See Attachment 9

10. (a) List of Subsidiaries

                   Business or          Percentage        Date       Domestic
       Name     Type of Operation      of Ownership     Acquired    or Foreign
       ----      -----------------     ------------     --------    ----------

                              See Attachment 10(a)

*As of March 15, 1996

     (b) Coverage to include all Subsidiaries? Yes X No If "Yes," Include complete list of Directors and Officers of each Subsidiary. If "No", Include complete list of Directors and Officers of each Subsidiary for which coverage is requested.

                           See Attachment 10(b)

     (a) Are any plans for merger, acquisition or consolidation being considered? Yes No X

                           See Attachment 11(a)

     (b)  If so, have they been approved by the Board of Directors? Yes     No

     (c)  If so, have they been submitted to the shareholders for approval?
          Yes        No

12. It is agreed that this renewal application is a supplement to the application(s) which are part of the expiring policy, and that those application(s) together with this renewal application, constitute the complete application that shall be the basis of the contract and shall form part of the policy should a policy be issued.

13. It is agreed that the Corporation will file with the Insurer, as soon as they become available, a copy of each registration statement and annual or Interim report which the Corporation may from time to time file with the Securities and Exchange Commission.

THE UNDERSIGNED AUTHORIZED OFFICER OF THE APPLICANT DECLARES THAT THE STATEMENTS SET FORTH HEREIN ARE TRUE. THE UNDERSIGNED AUTHORIZED OFFICER AGREES THAT IF THE INFORMATION SUPPLIED ON THIS APPLICATION CHANGES BETWEEN THE DATE OF THIS APPLICATION AND THE EFFECTIVE DATE OF THE INSURANCE, HE/SHE (UNDERSIGNED) WILL IMMEDIATELY NOTIFY THE INSURER OF SUCH CHANGES, AND THE INSURER MAY WITHDRAW OR MODIFY ANY OUTSTANDING QUOTATIONS AND/OR AUTHORIZATION OR AGREEMENT TO BIND THE INSURANCE.

SIGNING OF THIS APPLICATION DOES NOT BIND THE APPLICANT NOR THE INSURER TO COMPLETE THE INSURANCE, BUT IT IS AGREED THAT THIS FORM SHALL BE THE BASIS OF THE CONTRACT SHOULD A POLICY BE ISSUED, AND IT WILL BE ATTACHED TO AND BECOME PART OF THE POLICY.

ALL WRITTEN STATEMENTS AND MATERIALS FURNISHED TO THE INSURER IN CONJUNCTION WITH THIS APPLICATION ARE HEREBY INCORPORATED BY REFERENCE INTO THIS APPLICATION AND MADE A PART HEREOF.

NOTICE TO NEW YORK APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE CONTAINING ANY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME.

Signed:    /s/Terrance G. Hodel
          ---------------------

Date:     July 16, 1996
          -------------

Title:     President
           ---------
          Must be Signed by Chairman of
            the Board or President           Corporation _______________________
                                                            (Corporate Seal)


Attest:


Broker:

Address:


IF AN ORDER IS RECEIVED, THE APPLICATION IS ATTACHED TO AND BECOMES PART OF THE POLICY SO IT IS NECESSARY THAT ALL QUESTIONS BE ANSWERED IN DETAIL.

                             IMPORTANT - SEE FURTHER

PLEASE READ. THE FOLLOWING STATEMENT CAREFULLY AND SIGN BELOW WHERE INDICATED. IF A POLICY IS ISSUED, THIS SIGNED STATEMENT WILL BE ATTACHED TO THE POLICY.

     The insured hereby acknowledges that he/she/it is aware that the limit of liability contained in this policy shall be reduced, and may be completely exhausted, by the costs of legal defense and, in such event, the Insurer shall be liable for the costs of legal defense or for the amount of any judgment or settlement to the extent that such exceeds the limit of liability of this policy.

     The insured hereby further acknowledges that he/she/it is aware that legal defense costs that are incurred shall be applied against the retention amount.



                                         Signed:    /s/Terrance G. Hodel
                                                    ---------------------

                                         Date:     July 16, 1996
                                                   -------------

                                         Title:     President
                                                    ---------
                                                 Must be Signed by Chairman of
                                                    the Board or President